Exhibit 99.2

                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Genesis Energy, L.P. (the "Partnership") on Form 10-K for the year ended December 31, 2002 (the "Report") filed with the Securities and Exchange Commission, I, Ross A. Benavides, Chief Financial Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



March 19, 2003                                          /s/ Ross A. Benavides
                                                        ------------------------
                                                        Ross A. Benavides
                                                        Chief Financial Officer,
                                                        Genesis Energy, Inc.